Exhibit 10.28
AMENDMENT OF SOLICIATION/MODIFICATION OF CONTRACT 1. CONTRACT ID CODE J-FFP PAGE OF PAGES 1 OF 3 2. AMENDMENT/MODIFICATION NO. P00004 3. EFFECTIVE DATE 30 SEP 2006 4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE 5. PROJECT NO. (If applicable) 6. ISSUED BY AFOSR/PKR4 CODE FA9550 USAD, AFRL DUNS 143574726 AF OFFICE OF SCIENTIFIC RESEARCH 875 NORTH RANDOLPH STREET, RM 3112 ARLINGTON VA 22203 CARMELITA B. CALVERT (703) 696-5919 Carm.calvert@afosr.af.mil 7. ADMINISTERED BY (if other than Item 6) CODE S0512A DCMA VAN NUYS 6230 VAN NUYS BLVD VAN NUYS CA 91401-2713 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and zip code) IONFINITY LLC 2400 LINCOLN AVE ALTADENA, CA 91001-5436 (626) 296-6313 CODE 1XBL9 FACILITY CODE (X) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATE (SEE ITEM 11) X 10A. MODIFICATION OF CONTRACT/ORDER NO. FA9550-04-C-0056 10B. DATE (SEE ITEM 13) 01 JUN 2004 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS ___The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of offers ___is extended, ___is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15 and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which include a reference to the solicitation and amendment numbers. FAILURE OK YOUR ACKNOELEDGENENT TO BE RECEIVED AT THE PLACE DESIGNATED FO RTHE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APROPRIATION DATA (if required) SEE SCHEDULE 13. THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS IT MODIFIES THE CONTRACT/ORDER AS DESCRIBED IN ITEM 14 (X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO : ( ) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. ITEM 10A X B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b) C. THIS SUPPLEMENT AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) E. IMPORTANT: CONTRACTOR _X___IS NOT ___is required to sign this document and return ___ copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION ( Organized by UCF section headings, including solicitation/contract subject matter where feasible) This modification is issued to correct erroneous ACRN totals for ACRN AC and ACRN AD issued on P00003, SECTION G. CONTRACT ADMINISTRATION DATA to read as follows on Page 3 of this modification to contract FA9550-04-C-0056, P00004. Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect. 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF SIGNER (type or print) KATHLEEN L. WETHERELL Contracting Officer 15B. CONTRACTOR/OFFERER BY: ___ (signature of person authorized to sign) 15. C DATE SIGNED 16B. UNITED STATES OF AMERICA BY: ___Kathleen L. Wetherell___ (Signature of Contracting officer) 16C. DATE S IGNED 30 Sep 2006

ITEM	SUPPLIES SCHEDULE DATA	QTY SHIP TO	MARK FOR
0003AE
1
U
TRANS
PRI DATE
15 Dec 2006
STATUS REPORT9
AC
Noun:
ACRN:
Descriptive Data:
Deliver data in accordance with Exhibit A.
Performance period covered is 01 Oct 06 through 30 Nov 06.
Report is due 15 days after end of performance period which is 15 Dec 06.
0003AF 1 U 15 Feb 2007
STATUS REPORT 10
AD
Noun:
ACRN:
Descriptive Data:
Deliver data in accordance with Exhibit A
Performance period covered is 01 Dec 06 through 31 Jan 07.
Report is due 15 days after end of performance period which is 15 Feb 07.
0003AG 1 U 15 Apr 2007
STATUS REPORT 11
AD
Noun:
ACRN:
Descriptive Data:
Deliver data in accordance with Exhibit A.
Performance period covered is 01 Feb 07 through 14 Mar 07.
Report is due 15 days after end of performance period which is 15 Apr 07.
0003AH 1 U 31 Jul2007
FINAL TECHNICAL REPORT/INVENTION REPORT
AD
Noun:
ACRN:
Descriptive Data ·
Deliver data in accordance with Exhibit A
Performance period covered is 01 Jun 04 through 30 Apr 07.
Report is due 90 days after end of performance period which is 31 Jul 07.
SECTION G, CONTRACT ADMINISTRATION DATA
2, ACRN AC and ACRN AD are corrected to read as follows:
$21,190.00
$21,190.00
$21,190,00
ACRN
AC
AD
Appropriation/Lmt Subhead/Supplemental Accounting Data
ACRN Change
57 53600 295 47B1 66STTR 6RPE26 59200 65502F 667100 F671 00
Total ACRN Amount: $11,430.00
Funding breakdown: On CUN 0003AE: $11,43000
Descriptive data:
CSN: R6ST59
DUNS NUMBER: 143574726
ACRN Change
57 63600 296 47B1 66STTR 6RPE26 59200 65502F 667100 F67100
Total ACRN Amount: $63,570.00
Funding breakdown: On CUN 0003AF:
On CUN 0003AG:
On CUN 0003AH:
Descriptive data:
CSN: R6ST59
DUNS NUMBER: 143574726
Obligation
Amount
-$63,570,00
-$11,430.00
FA9550